SCHEDULE 14A INFORMATION
                                        (Rule 14A-101)
                            INFORMATION REQUIRED IN PROXY STATEMENT
                                   SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                                     EXCHANGE ACT OF 1934
Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /   Preliminary Proxy Statement
/X/   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                       TOYS "R" US, INC.
______________________________________________________________________________
                       (Name of Registrant as Specified in its Charter)

                                       TOYS "R" US, INC.
______________________________________________________________________________
                           (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
/ /   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
/X/   FEE PAID WITH FILING OF PRELIMINARY PROXY STATEMENT ($125).
      (1)  Title of each class of securities to which transaction applies:
______________________________________________________________________________

      (2)  Aggregate number of securities to which transaction applies:
______________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
______________________________________________________________________________

      (4)  Proposed maximum aggregate value of transaction:
______________________________________________________________________________

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
______________________________________________________________________________

      (2)  Form, Schedule or Registration Statement No.:
______________________________________________________________________________

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______________________________________________________________________________

      (4)  Date Filed:
______________________________________________________________________________
* Set forth the amount on which the filing fee is calculated and state how it was determined.

                                             [Toys "R" Us, Inc. Logo]


                                                 TOYS "R" US, INC.
                                                   461 From Road
                                            Paramus, New Jersey  07652

                                                  _______________

                                            Notice of Annual Meeting of
                                              Stockholders to be Held
                                                   June 8, 1994
                                                  _______________


To the Stockholders of
TOYS "R" US, INC.


      The Annual Meeting of Stockholders of Toys "R" Us, Inc. (the "Company") will be held at the offices of the Company, 461 From Road, Paramus, New Jersey 07652 on Wednesday, June 8, 1994 at 10:00 A.M., for the following purposes:

      1.   to elect directors;

      2. to consider and act upon a proposal to amend the Company's Restated Certificate of Incorporation to authorize additional shares of Common Stock;

      3. to consider and act upon a proposal to approve the Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan;

      4. to consider and act upon a proposal to approve the Toys "R" Us, Inc. Management Incentive Compensation Plan; and

      5. to consider and transact such other business as may properly be brought before the meeting or any adjournment or adjournments thereof.


      Only stockholders of record at the close of business on April 11, 1994 will be entitled to vote at the meeting.



                                               Andre Weiss
                                               Secretary


April 26, 1994


      PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                  PROXY STATEMENT

                                                 TOYS "R" US, INC.
                                                   461 From Road
                                            Paramus, New Jersey  07652

                                                  _______________

                                          Annual Meeting of Stockholders
                                                   June 8, 1994
                                                  _______________


                                              SOLICITATION OF PROXIES

      The accompanying proxy is solicited by the Board of Directors of Toys "R" Us, Inc., a Delaware corporation (the "Company"), for use at the Annual
Meeting of Stockholders to be held at the offices of the Company, 461 From Road, Paramus, New Jersey 07652, on Wednesday, June 8, 1994 at 10:00 A.M., or at any adjournment or adjournments thereof.

      A stockholder who executes a proxy may revoke it at any time before it is voted. Attendance at the meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the secretary of the meeting at any time prior to the voting of the proxy. A proxy which is properly signed and not revoked will be voted for the nominees for election as directors listed herein unless contrary instructions are given or the persons named in the proxy elect to exercise their discretionary authority to accumulate votes in favor of less than all nominees, and such proxy may be voted by the persons named in the proxy in their discretion upon such other business as may be properly brought before the meeting. As to the other matters to be presented at the meeting, all proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification, and if no instructions are given, the persons named in the proxy intend to vote FOR approval of each of the proposal to amend the Company's Restated Certificate of Incorporation to authorize additional shares of Common Stock, the proposal to approve the Company's 1994 Stock Option and Performance Incentive Plan and the proposal to approve the Company's Management Incentive Compensation Plan. The Board of Directors knows of no other business to come before the meeting, but if other matters properly come before the meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

      The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone or otherwise. The Company will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock. It is anticipated that the mailing of this Proxy Statement will commence on or about April 26, 1994.


                                                 VOTING SECURITIES


The Company had outstanding 288,191,741 shares of common stock ("Common Stock") at the close of business on April 11, 1994, which are the only securities of the Company entitled to be voted at the meeting. Each share of Common Stock is entitled to one vote (except as stated below under "Election of Directors") on each matter as may properly be brought before the meeting. Only stockholders of record at the close of business on April 11, 1994 will be entitled to vote.


      With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on any proposal other than the election of directors and will be counted as present for purposes of determining the existence of a quorum regarding such proposal. Pursuant to applicable law, abstentions will have the same effect as a negative vote. Under the rules of the New York Stock Exchange, brokers who hold shares in street name have the authority to vote on certain "routine" matters when they have not received instructions from beneficial owners.
Brokers that do not receive instructions are entitled to vote on the election of directors, the proposal to amend the Company's Restated Certificate of Incorporation to authorize additional shares of Common Stock and the proposal to approve the Company's Management Incentive Compensation Plan. With respect to the proposal to approve the Company's 1994 Stock Option and Performance Incentive Plan, brokers may not vote shares held for customers without specific instructions from such customers. Under applicable law, a broker non-vote will have the same effect as a vote against the proposal to amend the Company's Restated Certificate of Incorporation to authorize additional shares of Common Stock and will have no effect on the outcome of the election of directors or the other proposals.


                                               PRINCIPAL STOCKHOLDER

      As of April 11, 1994, the following is the only entity known to the Company to be the beneficial owner of more than five percent of the Common
Stock:

                                                    Total Number
                                                    of Shares
                 Name and Address of                Beneficially                Percent
                   Beneficial Owner                    Owned                    of Class
                 --------------------               ------------                ---------
           Petrie Stores Corporation (1)            40,402,488                   14.0%
           70 Enterprise Avenue
           Secaucus, New Jersey 07094
____________________

(1) The information relating to Petrie Stores Corporation was obtained from securities forms filed by such corporation. The Company has entered into an agreement with Petrie Stores Corporation pursuant to which, subject to certain conditions, the Company will acquire all of such shares and cash from Petrie Stores Corporation in exchange for newly-issued shares of Common Stock. See "Certain Transactions."


                                               ELECTION OF DIRECTORS

         In accordance with the recommendation of its Nominating Committee, the Board of Directors proposes for election at the Annual Meeting of Stockholders the 10 persons listed below to serve (subject to the Company's By-Laws) as directors of the Company until the next annual meeting and until the election and qualification of their successors. If any such person should be unwilling or unable to serve as a director of the Company (which is not anticipated) the persons named in the proxy will vote the proxy for substitute nominees selected by them unless the number of directors has been reduced to the number of nominees willing and able to serve.

         In electing directors, holders of Common Stock have cumulative voting rights; that is, each holder of record of Common Stock shall be entitled to as many votes as shall equal the number of shares owned of record multiplied by the number of directors to be elected, and may cast all of such votes for a single director or may distribute them among all or some of the directors to be voted for, as such holder sees fit. Unless


                                                         2


contrary instructions are given, the persons named on the proxy will have discretionary authority to accumulate votes in the same manner.

         Certain information for each nominee for director is set forth below:

                                                                          Common Stock
                                                                           Beneficially
                                                                           Owned as of     Percent
               Principal Occupation, Employment, etc.                      March 9, 1994   of Class
               ---------------------------------------                    ---------------  -------
Robert A. Bernhard (a). . . . . . . . . . . . . . . . . . . . . . . . . .    38,441(b)(c)    *
   Private real estate developer since prior to 1989;
   director of the Company since 1980; age 67 years.

Michael Goldstein (d) . . . . . . . . . . . . . . . . . . . . . . . . . .   648,553(e)       *
   Vice Chairman of the Board and Chief Executive
   Officer of the Company since February 1994 (also
   Chief Administrative Officer of the Company from
   1989 to February 1994 and Chief Financial Officer
   from 1989 to January 1993); director of the
   Company since 1989; age 52 years.

Milton S. Gould (d) . . . . . . . . . . . . . . . . . . . . . . . . . . .    31,176(c)       *
   Counsel to the New York City law firm of LeBoeuf,
   Lamb, Greene & MacRae since March 1994.  Senior
   Partner of the New York City law firm of Shea &
   Gould from prior to 1989 to March 1994; director
   of the Company since 1978; age 84 years.


Shirley Strum Kenny . . . . . . . . . . . . . . . . . . . . . . . . . . .     6,137(c)       *
   President of Queens College of The City University
   of New York since prior to 1989; director of the
   Company since 1990; age 59 years.

Charles Lazarus (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,454,169(f)       *
   Chairman of the Board since prior to 1989; Chief
   Executive Officer of the Company from prior to
   1989 to February 1994; director of the Company
   since 1969; director of Automatic Data Processing,
   Inc. and Loral Corporation; age 70 years.

Reuben Mark. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6,600(c)       *
   Chairman and Chief Executive Officer of Colgate-
   Palmolive Company, a producer of consumer goods,
   since prior to 1989; director of the Company since
   1990; director of Time Warner, Inc., The New York
   Stock Exchange, Inc. and Pearson, p.l.c.; age 55
   years.

Howard W. Moore . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   150,839(g)       *
   President of Howard Moore Associates, business
   consultants, since 1990; formerly Executive Vice
   President - General Merchandise Manager of the
   Company from prior to 1989 to 1990; director of
   the Company since 1984; age 63 years.

Robert C. Nakasone (h). . . . . . . . . . . . . . . . . . . . . . . . . .   748,385(i)       *
   President and Chief Operating Officer since
   February 1994; Vice Chairman of the Board and
   President of World Wide Toy Stores of the Company
   from 1989 to February 1994; director of the
   Company since 1989; director of Staples, Inc.; age
   46 years.

Norman M. Schneider . . . . . . . . . . . . . . . . . . . . . . . . . . .     8,722(c)       *
   Management consultant since prior to 1989;
   director of the Company since 1978; director of
   Park Electrochemical Corp. and Datascope Corp.;
   age 83 years.

Harold M. Wit (d) . . . . . . . . . . . . . . . . . . . . . . . . . . . .    11,327(c)       *
   Managing Director, Director and a member of the
   Executive Committee of Allen & Company
   Incorporated, investment bankers, since prior to
   1989; director of the Company since 1978; director
   of Allegheny & Western Energy Corporation; age 65
   years.


                                 3


___________________

(a) Member of the Executive Committee of the Board of Directors (the "Executive Committee") until January 31, 1994.
(b) Includes shares owned by a profit sharing plan of which Mr. Bernhard is the sole beneficiary.
(c) Includes 3,600 shares with respect to which such person has the right to acquire beneficial ownership upon exercise of currently exercisable options and the percentage (less than 1% of outstanding Common Stock) is calculated on the basis that such shares are deemed outstanding.
(d)  Member of the Executive Committee.
(e) Includes 612,500 shares with respect to which Mr. Goldstein has the right to acquire beneficial ownership upon exercise of currently exercisable options, and the percentage is calculated on the basis that such shares are deemed outstanding.
(f) Includes 1,125,000 shares with respect to which Mr. Lazarus has the right to acquire beneficial ownership upon exercise of currently exercisable options, and the percentage is calculated on the basis that such shares are deemed outstanding. Also includes shares beneficially owned by his wife as to which shares Mr. Lazarus disclaims beneficial ownership.
(g) Includes 105,839 shares with respect to which Mr. Moore has the right to acquire beneficial ownership upon exercise of currently exercisable options, and the percentage is calculated on the basis that such shares are deemed outstanding.
(h)  Member of the Executive Committee since February 1994.
(i) Includes 680,102 shares with respect to which Mr. Nakasone has the right to acquire beneficial ownership upon exercise of currently exercisable options, and the percentage is calculated on the basis that such shares are deemed outstanding. Also includes shares beneficially owned by his minor children as to which shares Mr. Nakasone disclaims beneficial ownership.

*    Less than 1% of the outstanding Common Stock.

       The address of each person named in the table above is c/o Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652.

       As of March 9, 1994, all executive officers and directors of the Company as a group (15 persons) owned beneficially 3,224,297 shares of Common Stock (including 2,738,089 shares with respect to which such persons had the right to acquire beneficial ownership as of such date and shares beneficially owned by the family members of certain executive officers and directors as to which shares such executive officers and directors disclaim beneficial ownership), which constituted approximately 1.1% of the shares deemed outstanding on that date. Except for shares beneficially owned by such family members, such executive officers and directors have sole voting power and sole investment power with respect to such shares. In addition, as of March 9, 1994, Named Officers (as hereinafter defined) not identified in the table above, Roger V. Goddu, Executive Vice President- General Merchandise Manager of USA Toy
Stores, owned beneficially 58,523 shares of Common Stock and Richard L.
Markee, President of Kids "R" Us Division, owned beneficially 491 shares of Common Stock (each less than 1% of the shares deemed outstanding on such date).

       The Board of Directors held six meetings during the Company's last fiscal year. The Board of Directors has an Executive Committee, a Nominating Committee, an Audit Committee, a Management Compensation and Stock Option Committee (the "Compensation Committee"), and an Operating Committee.

       The Executive Committee of the Board of Directors has and may exercise all the powers and authority of the full Board of Directors, subject to certain exceptions. The Executive Committee took action twice by unanimous written consent during the Company's last fiscal year.


                                                 4


       Effective January 31, 1994, the Board of Directors designated a Nominating Committee, consisting of Robert A. Bernhard, Charles Lazarus and Harold M. Wit (Chairman). The Nominating Committee recommends to the Board of Directors the individuals to be nominated for election as directors at the annual meeting of stockholders and has the authority to recommend the individuals to be elected as directors to fill any vacancies or additional directorships which may arise from time to time on the Board of Directors.
The Nominating Committee considers nominations made in accordance with the procedure in the following paragraph.

       The Company's By-Laws provide that nominations for the election of directors may be made by any stockholder in writing, delivered or mailed by first class mail to the Secretary of the Company, Toys "R" Us, Inc., 461 From Road, Paramus, New Jersey 07652, not less than 14 days nor more than 50 days prior to the meeting, except that if less than 21 days' notice of the meeting is given, such written notice shall be delivered or mailed not later than the close of the tenth day following the day on which notice of the meeting was mailed. Each notice shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the Company which is beneficially owned by each such nominee. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedure, such nomination shall be disregarded.


       The Audit Committee currently has as its members three directors who are not officers or employees of the Company: Shirley Strum Kenny, Norman M. Schneider and Harold M. Wit. Mr. Wit serves as the Audit Committee's
Chairman. The committee held two meetings during the last fiscal year. The Audit Committee (i) reviews the procedures employed in connection with the internal auditing program and accounting procedures, (ii) consults with the independent auditors, (iii) reviews the reports submitted by such independent auditors and (iv) makes such reports and recommendations to the Board of Directors as it may deem appropriate.


       The Compensation Committee has as its members three directors who are not officers or employees of the Company: Robert A. Bernhard, Milton S. Gould and Norman M. Schneider. The Compensation Committee held two meetings and took action fifteen times by unanimous written consent during the last fiscal year. The Compensation Committee reviews management compensation standards and practices and functions as the independent committee under the Company's Stock Option Plan and the Management Incentive Compensation Plan and will function as such under the Company's 1994 Stock Option and Performance Incentive Plan if such plan is approved by stockholders at the meeting. (See below, "Report of the Compensation Committee on Executive Compensation" and "Proposal to Approve the 1994 Stock Option and Performance Incentive Plan.")

       The Operating Committee consists of three directors and has as its members Charles Lazarus, Michael Goldstein and Robert C. Nakasone. The Operating Committee is authorized to incur indebtedness on behalf of the Company within limits established by the full Board. The Operating Committee took action twenty-three times by unanimous written consent during the last fiscal year.

Compensation of Directors

       Directors who are not officers or employees of the Company or any of its subsidiaries ("Non-Employee Directors") each receive $20,000 per annum for service on the Board and an additional $1,000 for attending any meetings of the Board and any committee meetings held on a date other than the date of Board meetings. Directors who are also officers or employees of the Company receive no additional compensation for services as a director, committee participation or special assignments.



                                                 5


       In addition, effective November 1, 1993, each Non-Employee Director was granted options to purchase 1,000 shares of Common Stock under the Company's Non-Employee Directors' Stock Option Plan. Subject to certain conditions, one-fifth of such options become exercisable on a cumulative basis on each anniversary of the date of grant at an exercise price of $39.88 per share, the market value of Common Stock on the date of grant. Options expire ten years after the date of grant.


Executive Compensation

       The following table sets forth, for the Company's last three fiscal years, the annual and long-term compensation of those persons who were, at January 29, 1994, (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"):

                                    SUMMARY COMPENSATION TABLE
                                                                          Long Term
                                                                         Compensation
                                                    Annual Compensation     Awards
                                                    -------------------  ------------
                                                                          Shares of
                                                                         Common Stock
                                          Fiscal                          Underlying      All Other
Name and Principal Position           Year Ended     Salary    Bonus      Options(#)   Compensation(4)
- ---------------------------           ----------     ------    -----      ----------   ---------------
Charles Lazarus                         1/29/94   $315,000 $7,547,530       -0-         $24,214
  Chairman of the Board (1)             1/30/93    315,000  6,710,240       -0-          23,510
                                         2/1/92    315,000  5,209,290       -0-

Michael Goldstein                       1/29/94    175,000    772,753      425,000       25,942
  Vice Chairman of the Board            1/30/93    175,000    689,024       -0-          25,175
  and Chief Executive Officer (2)        2/1/92    175,000    538,929       -0-

Robert C. Nakasone                      1/29/94    210,000    772,753      425,000       25,942
  President and Chief Operating         1/30/93    210,000    689,024       -0-          25,175
  Officer                                2/1/92    210,000    538,929       -0-

Roger V. Goddu                          1/29/94    200,000    257,584      190,000       25,942
  Executive Vice President -            1/30/93    200,000    229,675       15,000       25,175
  General Merchandise Manager            2/1/92    200,000    179,643       15,000
  of USA Toy Stores

Richard L. Markee                       1/29/94    275,000    157,885       72,500       25,942
  President of
  Kids "R" Us Division(3)

_________________

(1)  Served as Chief Executive Officer of the Company until January 31, 1994.
(2)  Appointed Chief Executive Officer effective January 31, 1994.
(3) Prior to March 1, 1993, Mr. Markee was not an executive officer of the Company.
(4) All Other Compensation represents the Company's contributions to the TRU Partnership Employees' Savings and Profit Sharing Plan for the accounts of the Named Officers. In accordance with the transitional provisions applicable to the revised rules on executive officer and director compensation disclosure adopted by the Securities and Exchange Commission, amounts of All Other Compensation are excluded for the Company's fiscal year ended February 1, 1992.

     The compensation of Charles Lazarus reported in the foregoing table was determined pursuant to his employment agreement with the Company which was entered into in 1978 and has subsequently been amended and extended several times. The agreement provided for Mr. Lazarus' employment as Chief Executive Officer until January 30, 1994 at a base salary of $315,000 and incentive compensation equal to 1%



                                                 6


of the Company's pre-tax profits in excess of $18,000,000. Mr. Lazarus terminated his employment as Chief Executive Officer effective January 31, 1994 and, pursuant to the agreement, exercised his right to become a consultant to the Company for a five-year period. As a consultant, Mr. Lazarus is obligated to render such consulting services as may be requested by the Board of Directors at such times as may be mutually convenient for the Company and Mr. Lazarus. Mr. Lazarus is entitled to receive as compensation during the five-year consulting period the following amounts: for the first year an amount equal to his total compensation (base salary and incentive compensation) received for the full fiscal year prior to his becoming a consultant (i.e., for the fiscal year ended January 29, 1994) and for the second through fifth years, 90%, 80%, 70% and 60% of such amount, respectively. The employment agreement also provides that Mr. Lazarus is entitled to receive a payment of $200,000 a year for five years commencing at the termination of his consulting period. During the term of Mr. Lazarus' consulting period and for three years thereafter, he has agreed to refrain from competing either directly or indirectly with any business carried on by the Company.


     The following table sets forth, for the Company's fiscal year ended January 29, 1994, information concerning grants of stock options to the Named
Officers:

                                 OPTION GRANTS IN LAST FISCAL YEAR
                                          Individual Grants                             Grant Date Value
                                ----------------------------------------------------    ----------------
                                 Shares of
                                Common Stock    % of Total
                                 Underlying  Options Granted   Exercise
                                   Options   to Employees in     Price    Expiration    Grant Date
Name                            Granted (#)  Fiscal Year (4)  (per share)    Date       Present Value (5)
- ----                            -----------  ---------------  ----------- ----------    -----------------
Charles Lazarus                     --              --          --           --             --

Michael Goldstein               250,000(1)        4.43%       $38.19       2/01/03     $5,107,500
                                175,000(2)        3.10%        40.94      12/07/03      3,608,500

Robert C. Nakasone              250,000(1)        4.43%        38.19       2/01/03      5,107,500
                                175,000(2)        3.10%        40.94      12/07/03      3,608,500

Roger V. Goddu                   15,000(3)        0.27%        39.88      11/01/03        298,200
                                175,000(2)        3.10%        40.94      12/07/03      3,608,500

Richard L. Markee                 7,500(3)        0.13%        38.50       2/17/03        154,050
                                 15,000(3)        0.27%        39.88      11/01/03        298,200
                                 50,000(2)        0.89%        40.94      12/07/03      1,031,000
_________________

(1) Options granted effective February 1, 1993 under agreements between the Company and such officers. Such options become exercisable, subject to certain conditions, in five equal annual installments on the last day of the Company's fiscal year, commencing with the fiscal year ended January 29, 1994.


(2) Performance Stock Options granted effective December 7, 1993 under the Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan, subject to stockholder approval of such Plan. One-half of such options become exercisable, subject to certain conditions, if the market price of Common Stock equals or



                                                 7


     exceeds $60 per share and varying percentages of the balance become exercisable if the Common Stock reaches specified market prices between $62 and $80 per share, in each case, within six years of the date of grant; provided, however, that all such options become exercisable, subject to certain conditions, on December 7, 2002. See "Report of the Compensation Committee on Executive Compensation."

(3) Options granted effective February 17, 1993 or November 1, 1993 under the Toys "R" Us, Inc. Stock Option Plan. Such options become exercisable four years and nine months after the date of grant, provided that the grantee remains in the employ of the Company.

(4) Based on a total of 5,645,280 options granted to 28,796 employees of the Company.

(5) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was used to estimate the grant date present value of the options set forth in this table. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. All option valuation models, including Black-Scholes, require a prediction about the future movement of the stock price. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. The estimated values under the model are based on the following assumptions and variables: (i) the exercise of all options occurs at their expiration dates, (ii) the weighted five-year historic stock price volatility of the Common Stock is 23% and (iii) for purposes of present value calculations, the ten-year zero-coupon Treasury bond interest rate at the date of grant was used.

     The following table sets forth, for the Company's fiscal year ended January 29, 1994, information concerning the exercise of options by the Named Officers and the value of unexercised options of the Named Officers:

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                   FISCAL YEAR-END OPTION VALUES

                                                        Shares of Common
                                                        Stock Underlying     Value of Unexercised
                       Shares of     Value Realized        Unexercised            In-the-Money
                     Common Stock     (Market price    Options at FY-End(#)   Options at FY-End
                       Acquired     at exercise less       Exercisable/            Exercisable/
Name                 on Exercise(#) exercise price)        Unexercisable          Unexercisable
- ----                --------------- ---------------    --------------------- ---------------------
Charles Lazarus          --              --               900,000             $18,490,500
                                                          225,000               4,622,625

Michael Goldstein        --              --               612,500              12,754,688
                                                          375,000                   --

Robert C. Nakasone       --              --               680,102              14,287,563
                                                          375,000                   --

Roger V. Goddu           --              --                56,250               1,141,594
                                                          267,500                 814,788

Richard L. Markee        --              --                     0                   --
                                                          110,000                 406,463

                                                 8


Report of the Compensation Committee
on Executive Compensation

                                      Overview and Philosophy


        The Compensation Committee of the Board of Directors is composed entirely of non-management or outside directors. It has been delegated the authority to review and consider the Company's management compensation standards and practices and to recommend to the Board of Directors on an annual basis the compensation to be paid to the executive officers of the Company. In addition, the Compensation Committee administers the Company's stock option plans and agreements and approves all grants to be made in connection therewith and administers, sets performance goals and approves awards under the Management Incentive Compensation Plan. See "Proposal to Approve the Management Incentive Compensation Plan" below. If the Company's 1994 Stock Option and Performance Incentive Plan (the "1994 Plan") is approved by stockholders at the Annual Meeting, the Compensation Committee will administer and approve grants under the 1994 Plan. See "Proposal to Approve the 1994 Stock Option and Performance Incentive Plan" below.


      The Committee's compensation and stock option programs are designed so that the Company may attract and retain talented managers and motivate such managers to enhance profitability and stockholder returns. Over the past several years, the Committee has implemented such objectives by having a substantial portion of executive officers' cash compensation tied to annual corporate earnings and by providing incentives to management through the use of stock options. For the Company's last fiscal year, incentive cash bonuses awarded at year's end constituted approximately 85% of the total cash compensation paid to executive officers. In keeping with the Committee's ongoing responsibility to review the Company's management compensation practices, the Committee recommended to the Board of Directors a proposal to adopt a new compensation structure for the current year. That proposal was adopted by the Board of Directors in March 1994 and certain aspects thereof are proposed herein for approval by stockholders. See "Proposal to Approve the Management Incentive Compensation Plan" below.


                              Chief Executive Officer's Compensation

        The Compensation Committee did not determine the compensation of Charles Lazarus, who served as the Company's Chief Executive Officer during the past fiscal year. Since 1978, such compensation was fixed pursuant to the employment agreement described above under the caption "Executive Compensation." Mr. Lazarus's employment agreement provided for substantially the same salary and incentive compensation formula during that period. Effective January 31, 1994, Mr. Lazarus exercised his right under the employment agreement to become a consultant to the Company and to cease to be the Chief Executive Officer. Mr. Lazarus is continuing to serve as Chairman of the Board and, for a five-year period, will continue to be compensated pursuant to the foregoing agreement for services rendered to the Company as a consultant. The compensation of Michael Goldstein, who replaced Mr. Lazarus as Chief Executive Officer of the Company on January 31, 1994, was determined for the preceding fiscal year as described below under "Other Executive Officers' Compensation."

                              Other Executive Officers' Compensation

        Each year, the Chief Executive Officer presents a proposal to the Compensation Committee for executive officers' compensation. The Compensation Committee reviews and considers such proposal and presents its recommendation for adoption by the Board of Directors. Under the Company's current practice, each executive officer of the Company receives a base salary, an incentive cash bonus and long-term incentive compensation in the form of stock options.


                                                 9


        In determining base salaries and incentive bonuses, the Compensation Committee reviews compensation data regarding other specialty retailers, selected on the basis of similarities in size and work environment. However, the Committee is aware that the responsibilities and contributions of certain of the Company's executive officers transcend those ordinarily associated with their office titles. The Committee may also take into account an individual's experience and performance as well as cost-of-living levels in the locality in which the individual is based.

        For the past fiscal year, base salary amounts for executive officers were set somewhat below the levels of most specialty and other comparable retailers and a substantial portion of compensation was keyed to earnings and back-end loaded through a year-end incentive bonus. The total cash compensation paid to the Company's executive officers for the past fiscal year, however, is believed to be comparable to such other specialty retailers. Each executive officer who was employed through the end of the past fiscal year received a cash bonus either based on a percentage of the Company's consolidated pre-tax earnings for the fiscal year or, in the case of certain divisional officers, based on formulas relating to divisional profits. Individual contributions were also taken into account in some circumstances. The weight accorded to such individual contributions was determined subjectively on a case-by-case basis.

        The Compensation Committee recommended the adoption by the Company's Board of Directors of the Management Incentive Compensation Plan. See "Proposal to Approve the Management Incentive Compensation Plan" below. Such plan was approved by the Board of Directors and certain aspects of such plan are subject to approval by the stockholders at the annual meeting. The Compensation Committee also adopted performance goals and set salary levels for the current year which have been ratified by the Company's Board of Directors. In making its determination, the Compensation Committee took special notice of management's contributions to the continued success of the Company as a preeminent worldwide specialty retailer, marked by the Company's growth in earnings during the past fiscal year. The Committee also recognizes that management has initiated expansion projects in several new markets.
While the expenses of such expansion create a charge against current reported earnings, they provide the structure for sustained long-term earnings growth. In addition, the Company initiated a franchise program with the first franchises located in the Middle East.

        The Compensation Committee is authorized to award grants of stock options to all employees, including executive officers. Generally, such options have an exercise price equal to the market value of the Company's Common Stock on the date of grant, become exercisable four years and nine months after the date of grant and are contingent upon the optionee's continued employment. The number of options granted to an individual varies according to his or her job title.

        In addition, in the past fiscal year, the Committee has awarded under the 1994 Plan, subject to stockholder approval of such plan, performance stock options to certain officers expected to make significant future contributions to the Company. The performance stock options have an exercise price of $40.94, the market price of the Company's Common Stock on the date of grant. One-half of such options become exercisable, subject to certain conditions including the continued employment of the optionee, if the market price of the Common Stock equals or exceeds $60 per share and varying percentages of the balance become exercisable if the Common Stock reaches specified market prices between $62 and $80 per share, in each case, within six years of the date of grant; provided, however, that all such options become exercisable, subject to certain conditions, nine years after the date of grant. The Committee may, but currently has no plans to, make use of the alternative types of awards, such as stock appreciation rights, restricted stock awards, performance shares, and performance units, available under the 1994 Plan.

        With respect to stock option awards in the past fiscal year, the Compensation Committee took special notice of the Company's recent financial performance, its improved competitive position as a toy retailer and the fact that the Company is engaged in several long-term expansion projects around the world. The success


                                                10


of such projects is considered to depend in large part on the sustained vision and commitment of management in future years. Generally, the Committee has granted stock options to those employees of the Company and its subsidiaries who have satisfied certain continuous service requirements. The Committee believes that option awards provide the necessary long-term incentive to focus managers on building profitability and stockholder value. In addition, with respect to certain senior executive officers, including the Named Officers, the Committee took into account the amount of options previously awarded to such officers. As a general rule, however, the Committee monitors aggregate grants of options on a year-by-year basis, determining awards based on position classifications and performance, without taking into account prior option grants or exercises by individual officers or employees.

        In addition, the Company provides health care benefits and profit sharing and stock purchase plan contributions for executive officers on terms generally available to all Company employees. The Compensation Committee believes that such benefits are comparable to those offered by other specialty retailers. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed $50,000 or 10% of the total salary and bonus of any executive officer in the last fiscal year.

                                 Impact of Recent Tax Legislation

        Under the Revenue Reconciliation Act of 1993, effective January 1, 1994, Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), was amended to eliminate the deductibility of certain compensation in excess of $1 million paid to the chief executive officer and the four other most highly-compensated officers. Compensation which is "performance-based" or which is paid under certain written agreements entered into prior to February 17, 1993 is exempted from such deduction limitation. The determination of whether compensation is performance-based depends upon a number of factors including stockholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by stockholders of applicable performance standards, the composition of the compensation committee and the certification by the compensation committee that performance standards were satisfied.


        The Compensation Committee intends that all compensation paid to executive officers, to the extent possible, will qualify for deductibility under Section 162(m) of the Code. Accordingly, the Compensation Committee recommended to the Board of Directors approval of the 1994 Plan and the Management Incentive Compensation Plan which are described in other sections of this Proxy Statement.


                                                Robert A. Bernhard
                                                Milton S. Gould
                                                Norman M. Schneider

                                                Members of the Management
                                                Compensation and Stock
                                                Option Committee


                                                11


Five-Year Stockholder Return Comparison

        Set forth below is a line-graph presentation comparing the cumulative stockholder return on the Company's Common Stock, on an indexed basis, against the cumulative total returns of the S&P Composite-500 Stock Index and the S&P Specialty Retail Index for the period of the Company's last five fiscal years (January 31, 1989 = 100):

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN ON TOYS "R" US, INC.
           COMMON STOCK, S&P COMPOSITE-500 AND S&P SPECIALTY RETAIL INDICES

                                             Measurement Period Ended January 31,
                                   ----------------------------------------------------
                                   1989      1990     1991      1992     1993      1994
                                   ----      ----     ----      ----     ----      ----
Toys "R" Us, Inc.                  100       146.04   162.63    195.30   228.72    216.84
S&P 500 Index                      100       114.46   124.07    152.22   168.33    190.00
S&P Specialty Retail Index         100       116.87   134.29    181.39   238.48    233.12



Certain Transactions

       In connection with the annual solicitation of proxies (as required by law) and to receive updated lists of stockholders, the Company reimburses all brokers or other persons holding stock in their names or in the names of their nominees for expenses incurred in forwarding proxies and proxy material to the beneficial owners of such stock. In 1993, approximately $195,500 was so reimbursed to Automatic Data Processing, Inc., of which Charles Lazarus, Chairman of the Board of Directors of the Company, is a director. In the ordinary course of business, the Company purchases merchandise from The Gitano Group, Inc. and Colgate-Palmolive Company, as well as their competitors. Michael Goldstein, Vice Chairman and Chief Executive Officer and a director of the Company, was until February 1994 a director of The Gitano Group, Inc., and Reuben Mark, a director of the Company, is Chairman and Chief Executive Officer of Colgate-Palmolive Company. Such purchases are all on bases comparable to transactions with other vendors.

       An Australian subsidiary of the Company is leasing a distribution center and office space in Australia from an Australian subsidiary of Colgate-Palmolive Company. The lease term is eight years, with the size of the leased premises to increase over the term. The lease payments were the Australian dollar equivalent of approximately US$200,000 in the Company's fiscal year ended January 29, 1994 and are expected to increase over the term to a maximum of approximately US$1,300,000 per fiscal year, subject to market adjustments. The terms of the lease are at fair market value.


       In April 1994, the Company entered into an agreement with Petrie Stores Corporation, a New York corporation ("Petrie"), the holder of approximately 14.0% of the Company's outstanding Common Stock. Pursuant to the agreement,
(i) Petrie will sell or otherwise transfer its retail apparel business and other assets to a third party, (ii) the Company will exchange 37.1 million shares of newly-issued Common Stock for the



                                                12


40.4 million shares currently owned by Petrie (subject to adjustment if Petrie sells any of the Common Stock it holds), and (iii) the Company will sell to Petrie additional shares of Common Stock (at market value) for up to $250 million in cash. Following these transactions Petrie will dissolve and distribute the Common Stock it holds (other than shares placed in escrow to cover contingent liabilities) to its shareholders. The exchange is expected to be completed in the latter part of 1994 or early 1995. The exchange is subject to, among other conditions, approval by holders of two-thirds of Petrie's outstanding common stock, Petrie's disposition of its retail operations, receipt of a favorable ruling from the Internal Revenue Service that the exchange will be tax-free and the ability of Petrie to reduce its liabilities remaining at the time of its dissolution. Milton Petrie, the owner of approximately 60% of Petrie's outstanding common stock (or 54% on a fully diluted basis), has agreed to vote in favor of the exchange.



                          PROPOSED AMENDMENT OF THE RESTATED CERTIFICATE
                            OF INCORPORATION TO INCREASE THE NUMBER OF
                                 AUTHORIZED SHARES OF COMMON STOCK

       The Board of Directors of the Company is proposing to amend the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 550,000,000 to 650,000,000, and has adopted and recommends that the stockholders approve the following resolution:

               RESOLVED, that subject to the approval of the stockholders of the Company, Article Fourth of the Restated Certificate of Incorporation of the Company is hereby amended in its entirety to read as follows:

               "Fourth: The aggregate number of shares which the Corporation shall have authority to issue is Six Hundred Fifty Million (650,000,000) shares of Common Stock, par value $.10 per share."


       As of April 11, 1994, there were 288,191,741 shares of Common Stock outstanding and an additional 29,953,811 shares were reserved for issuance in connection with stock options granted under the Company's 1978 Stock Option Plan or granted or available to be granted under the 1994 Plan (subject to stockholder approval of such plan), and options granted to certain executive officers. The additional authorized shares that would be available for issuance if the proposed amendment is approved may be issued for any proper corporate purpose by the Board of Directors at any time without further corporate approval (subject, however, to applicable statutes or the rules of the New York Stock Exchange which, should the Company choose to comply, require stockholder approval for the issuance of shares in certain circumstances). The Board of Directors believes it is desirable to give the Company this flexibility in considering such matters as stock dividends, raising additional capital, acquisitions or other corporate purposes. The authorization of such shares will enable the Company to act promptly and without additional delay if appropriate circumstances arise which require the issuance of such shares. Other than commitments under existing stock options and the Company's agreement with Petrie Stores Corporation (see "Certain Transactions"), which commitments in the aggregate do not require the authorization of additional shares of Common Stock, the Company has no present agreements or commitments to issue any additional shares. The Board of Directors does, however, regularly consider the subject of stock dividends and has declared a number of stock dividends in past years. Holders of Common Stock are not entitled to preemptive rights, and to the extent that any additional shares of Common Stock or securities convertible into Common Stock may be issued on other than a pro rata basis to current stockholders, the present ownership portion of current stockholders may be diluted. Depending upon the circumstances in which additional shares of Common Stock are issued, the overall effects of such issuance may be to render more difficult or to discourage a merger, tender offer, proxy contest or the assumption of control by a holder of a large block of Common Stock and the removal of incumbent management. Management of the Company is not aware of any possible takeover attempts at this time.



                                                13


Vote Required

       The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required to approve the resolution to amend the Restated Certificate of Incorporation.

       The Board of Directors recommends that stockholders vote their shares FOR the adoption of such resolution.


                                      PROPOSAL TO APPROVE THE
                         1994 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN

Introduction

       On December 7, 1994, the Board of Directors of the Company ratified, subject to stockholder approval, the Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan (the "1994 Plan") which was established and recommended by the Compensation Committee. The 1994 Plan is intended to replace the Toys "R" Us, Inc. Stock Option Plan originally adopted on April 7, 1978 and last amended and restated as of April 22, 1993. The following is a fair summary of the terms of the 1994 Plan, which is nevertheless qualified in its entirety by reference to the complete text of the 1994 Plan attached to this Proxy Statement as Exhibit A.

Purpose of Plan

       The purpose of the 1994 Plan is to encourage and enable all employees of the Company and its subsidiaries to acquire a proprietary interest in the Company through the ownership of the Company's Common Stock, and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Company and encourage them to remain with the Company and its subsidiaries. It is also expected that the 1994 Plan will encourage qualified persons to seek and accept employment with the Company and its subsidiaries.


Maximum Shares Available


       The maximum aggregate number of shares of Common Stock available for award under the Plan to employees of the Company and its subsidiaries is 15,000,000; provided, however, that no employee may receive awards of or relating to more than 250,000 shares of Common Stock in the aggregate in any fiscal year of the Company. Corresponding Tax Offset Payments (as defined below) also may be awarded at the discretion of the Committee (as defined below). The shares of Common Stock available under the 1994 Plan and all awards are subject to adjustment in certain circumstances as hereinafter described. Shares of Common Stock attributable to lapsed or forfeited awards may become available for subsequent awards under the 1994 Plan.

Administration of the Plan

       A committee of two or more outside directors (the "Committee") must be designated to administer the 1994 Plan. The Committee must be composed of disinterested directors. The determination of which members of the Board may serve on the Committee will be made in accordance with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 162(m) of the Code (and any regulations promulgated thereunder). The Committee has the full power in its discretion to grant awards under the 1994 Plan, to determine the terms thereof, to interpret the provisions of the 1994 Plan and to take such action as it deems necessary or advisable for the administration of the 1994 Plan. The


                                                14


Board of Directors has authorized its Compensation Committee to function as the Committee under the 1994 Plan.

Eligibility and Participation

       All employees of the Company and its subsidiaries are generally eligible to receive awards under the 1994 Plan. Approximately 31,000 employees of the Company and its subsidiaries are eligible to participate in the 1994 Plan.
The Company anticipates that substantially all of the eligible employees will participate in the 1994 Plan. Participation in the 1994 Plan is at the discretion of the Committee and shall be based upon the employee's present and potential contributions to the success of the Company and its subsidiaries and such other factors as the Committee deems relevant.

Type of Awards Under the Plan

       If approved by the stockholders, the 1994 Plan provides that the Committee may grant awards to employees in any of the following forms, subject to such terms, conditions and provisions as the Committee may determine to be necessary or desirable: (i) incentive stock options ("ISOs"), (ii) nonstatutory stock options ("NSOs"), (iii) stock appreciation rights ("SARs"),
(iv) shares of Common Stock subject to certain restrictions ("Restricted Shares"), (v) units representing shares of Common Stock ("Performance Shares"), (vi) units which do not represent shares of Common Stock but which may be paid in Common Stock ("Performance Units"), (vii) shares of unrestricted Common Stock ("Unrestricted Shares") and (viii) tax offset payments ("Tax Offset Payments").

Grant of Options and SARs

       The Committee may award ISOs and/or NSOs to employees (collectively, "Options"). SARs may be awarded either in tandem with Options ("Tandem SARs") or on a stand-alone basis ("Nontandem SARs").

Option Price


       The option price is determined by the Committee at the time of grant. The option price determined with respect to an Option shall also be applicable in connection with the exercise of any Tandem SAR granted with respect to such Option. At the time of grant of a Nontandem SAR, the Committee will specify the base price of the shares of Common Stock to be used for determining the amount of cash or number of shares of Common Stock to be distributed upon the exercise of such Nontandem SAR. Neither the option price per share of Common Stock nor the base price of Nontandem SARs will be less than 100% of the market price of the Common Stock on the date of such grant (provided, however, that NSOs may have an option price not less than 90% of the market price on the date of grant). Notwithstanding the foregoing, the option price for each NSO granted to an employee who is considered a "covered employee" (within the meaning of Section 162(m)(3) of the Code) on the date of exercise shall not be less than 100% of the market price of the Common Stock on the date of grant. The closing market price of the Common Stock, as reported in the New York Stock Exchange Consolidated Tradings tables on April 11, 1994, was $35.00 per share.


Vesting

       The Committee will determine at the time of grant the terms under which Options and SARs shall vest and become exercisable.


                                                15


Special Limitations on ISOs

       No ISO may be granted to an employee who owns, at the time of the grant, stock representing more than 10% of the total voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the option price for the shares subject to such ISO is at least 110% of the market price on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, the total fair market value of shares subject to ISOs which are exercisable for the first time by an employee in a given calendar year shall not exceed $100,000, valued as of the date of the ISO's grant. ISOs may not be granted more than ten years after the date of adoption of the 1994 Plan by the Board of Directors.

Exercise of Options and SARs

       An Option may be exercised in whole or in part in accordance with procedures to be established by the Committee. Common Stock purchased upon the exercise of the Option shall be paid for in full at the time of purchase. Such payment shall be made in cash or the Committee may, at its discretion, accept shares of Common Stock as payment (valued at the market price on the date of exercise).

       Tandem SARs are exercisable only to the extent that the related Option is exercisable and only for the period determined by the Committee. Upon exercise of all or a portion of Tandem SARs, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Similarly, upon exercise of all or a portion of an Option, the related Tandem SARs shall be cancelled with respect to an equal number of shares of Common Stock. Nontandem SARs shall be exercisable for the period determined by the Committee.

Surrender or Exchange of SARs

       Upon surrender of a Tandem SAR and the related unexercised Option, the employee will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares subject to the unexercised Option, less (ii) the aggregate option price specified in the Option. Upon surrender of a Nontandem SAR, the employee will be entitled to receive shares of Common Stock having an aggregate market price equal to (i) the market price of the shares covered by the Nontandem SAR, less (ii) the aggregate base price of such shares specified by the Committee. The Committee, at its discretion, shall cause all or any portion of the payment to be made in cash in lieu of Common Stock. Any fractional shares resulting from the exercise of an SAR will be paid in cash.

Nontransferability of Options and SARs

       Options and SARs are not transferable except by will or applicable laws of descent and distribution; however, the Committee may authorize certain transfers to the extent allowable under applicable law.

Expiration of Options

       Options will expire at such time as the Committee determines; however, an ISO may not be exercised more than ten years from the date of the grant, unless held by a 10% Stockholder, in which case such ISO may not be exercised more than five years from the date of grant.

Termination of Options and SARs

       Except as expressly determined by the Committee in its sole discretion, no Option or SAR shall be exercisable after 30 days following an employee's termination of employment with the Company or a


                                                16


subsidiary, unless such termination of employment occurs by reason of such employee's Disability, Retirement, death or a Relocation Event or Special Event (each as defined in the 1994 Plan). In addition, the Committee may, in its sole discretion, cause any Option or SAR to be forfeited upon an employee's termination of employment if the employee was terminated for cause (as defined in the 1994 Plan).

Restricted Shares

       Restricted Shares granted under the 1994 Plan may not be sold, transferred, pledged or otherwise encumbered or disposed of during the restricted period established by the Committee. The Committee may also impose additional restrictions on an employee's right to dispose of or encumber Restricted Shares.

       It is intended that the vesting of Restricted Shares will be based upon performance goals established by the Committee which would include increases in the market price of a share of Common Stock during the restricted period.

       Holders of Restricted Shares may not exercise the rights of a stockholder, such as the right to vote the shares or receive dividends and other distributions.

       Upon termination of an employee's employment, Restricted Shares granted to such employee shall be forfeited; however, in the event of such employee's death or total disability, the Committee shall have the discretion to determine otherwise.

Performance Shares and Performance Units

       The Committee may award Performance Shares equivalent to one share of Common Stock and Performance Units which will have a specified value or formula-based value at the end of a performance period. The Committee shall determine performance periods and performance objectives in connection with each grant of Performance Shares or Performance Units.

       Vesting of awards of Performance Shares and Performance Units will occur upon achievement of the applicable objectives within the applicable performance period. It is intended that vesting of awards of Performance Shares and Performance Units will be based upon performance goals established by the Committee which would include, without limitation, increases in the market price of a share of Common Stock during the performance period. The Committee may, at its discretion, permit vesting in the event performance objectives are partially met or grant additional vested Performance Shares or Performance Units in the event performance objectives are surpassed. Payment for vested Performance Shares and Performance Units may be in cash, Common Stock or any combination thereof, as determined by the Committee.

       No voting or dividend rights attach to the Performance Shares; however, the Committee may credit an employee's Performance Share account with additional shares equivalent to the fair market value of any dividends on an equivalent number of shares of Common Stock.

Unrestricted Shares

       Unrestricted Shares may also be granted at the discretion of the Committee. No payment shall be required for Unrestricted Shares.

Tax Offset Payments

       The Committee may make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the 1994 Plan.
The number of shares with respect to which Tax Offset


                                                17


Payments may be awarded will not exceed the number of shares available for issuance under the 1994 Plan. The amount of the Tax Offset Payments will be determined by multiplying a percentage (established by the Committee) times all or a portion of the taxable income recognized by an employee upon (i) the exercise of a NSO or SAR; (ii) the disposition of shares received upon exercise of an ISO; (iii) the lapse of restrictions on Restricted Shares; (iv) the award of Unrestricted Shares or (v) payments of Performance Shares or Performance Units.

Adjustment Upon Changes in Capitalization

       The number and class of shares available under the 1994 Plan may be adjusted by the Committee to prevent dilution or enlargement of rights in the event of various changes in the capitalizations of the Company. At the time of grant of any award, the Committee may provide that the number and class of shares issuable in connection with such award shall be adjusted in certain circumstances to prevent dilution or enlargement of rights.

Amendment and Termination

       The Board of Directors may suspend, amend, modify or terminate the 1994 Plan; however, the Company's stockholders must approve any amendment that would (i) materially increase the aggregate number of shares issuable under the 1994 Plan, (ii) materially increase the benefits accruing to employees under the 1994 Plan, or (iii) materially modify the requirements for eligibility to participate in the 1994 Plan.

       Awards granted prior to a termination of the 1994 Plan shall continue in accordance with their terms following such termination. No amendment, suspension or termination of the 1994 Plan shall adversely affect the rights of an employee in awards previously granted without such employee's consent.

Federal Income Tax Consequences

       The following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences and the federal income tax consequences to employees may be either more or less favorable than those described below depending on their particular circumstances.

       Incentive Stock Options

       All options that qualify under the rules of Section 422 of the Code will be entitled to "incentive option" treatment. In general, neither the grant nor the exercise of an ISO granted under the 1994 Plan will result in taxable income to the employee or a deduction to the Company. However, the excess of the fair market value of the Common Stock acquired upon exercise of an ISO over the option price is included in the "alternative minimum taxable income" of the optionee for the year in which the ISO is exercised and may subject the optionee to increased taxes under the "alternative minimum tax." To receive incentive option treatment, generally, the optionee must not dispose (a "disqualifying disposition") of the Common Stock within two years after the option is granted and must hold the Common Stock itself for at least one year after the transfer of such Common Stock to such optionee.

       If Common Stock acquired pursuant to the exercise of an ISO is disposed of in a disqualifying disposition, any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as (i) ordinary income to the extent of the difference between the exercise price and the lesser of (a) the fair market value of the Common Stock on the date the ISO is exercised or (b) the amount realized


                                                18


on such disqualifying disposition and (ii) short-term or long-term capital gain to the extent of any excess of the amount realized on the disposition over the fair market value of the Common Stock on the date the ISO is exercised. Upon a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee at the time such income is recognized. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction.

       Payment for Common Stock upon the exercise of an ISO may, at the discretion of the Committee, be made in whole or in part with other shares of Common Stock. In such a case, if an optionee uses stock acquired pursuant to the exercise of any ISO to acquire other stock in connection with the exercise of an ISO, it may result in ordinary income if the stock so used has not met the minimum statutory holding period necessary to receive incentive stock option treatment.

       Nonstatutory Stock Options

       Generally, no taxable income will be recognized by the optionee and no deduction will be allowed to the Company upon the grant of a NSO. Upon exercise of a NSO, an optionee generally will recognize an amount of ordinary income and the Company will be entitled to a corresponding tax deduction equal to the amount by which the fair market value of the shares on the exercise date exceeds the exercise price. The Company will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction.

       Stock Appreciation Rights, Performance Shares and Performance Units

       There will be no federal income tax consequences to either the employee or the Company upon the grant of a SAR, Performance Share or Performance Unit. Generally, the employee will recognize ordinary income upon the receipt of payment pursuant to a SAR, Performance Share or Performance Unit in an amount equal to the fair market value of the Common Stock and the aggregate amount of cash received. The Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the employee's income, but with respect to a SAR, Performance Share or Performance Unit paid in Common Stock, the Company must satisfy applicable withholding requirements in order to be eligible for a corresponding tax deduction.

       Restricted Shares

       Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the employee or the Company upon the grant of Restricted Shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the Restricted Shares, the employee will recognize ordinary income and the Company will be entitled to a corresponding deduction (if applicable withholding requirements are satisfied) equal to the fair market value of the Common Stock at that time.
If a Section 83(b) Election is made within 30 days after the date the Restricted Shares are received, the employee will recognize an amount of ordinary income at the time of the receipt of the Restricted Shares and the Company will be entitled to a corresponding deduction (if applicable withholding requirements are satisfied) equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the employee upon the lapse of restrictions on the shares, but, if the shares are subsequently forfeited, the employee may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.


                                                19


       Unrestricted Shares

       Generally, the employee will recognize ordinary income upon the receipt of Unrestricted Shares in an amount equal to the fair market value of the Common Stock when received. The Company generally will be entitled to a corresponding tax deduction equal to the amount includible in the employee's income if applicable withholding requirements are satisfied.

       Tax Offset Payments

       Tax Offset Payments will constitute additional ordinary income to an employee when received by an employee or when used by the Company to satisfy its withholding obligations with respect to an employee. The Company will be entitled to a tax deduction equal to the amount of the Tax Offset Payment included in an employee's income.

       Persons Subject to Liability Under Section 16(b) of the Exchange Act

       Special rules apply under the Code which may delay the timing and alter the amount of income recognized with respect to awards granted to persons subject to liability under Section 16(b) of the Exchange Act. Such persons include directors, "officers" for purposes of Section 16 of the Exchange Act and holders of more than 10% of the outstanding Common Stock.

       Limitations on the Company's Compensation Deduction

       As discussed in more detail in "Report of the Compensation Committee on Executive Compensation" above, beginning in the current fiscal year, Section 162(m) of the Code will limit the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. To date, only proposed, and not final, Treasury Regulations have been issued with respect to
Section 162(m) of the Code. Although the Company intends that awards under the 1994 Plan will satisfy the requirements to be considered performance-based for purposes of Section 162(m) of the Code, there is no assurance such awards will satisfy such requirements, and, accordingly, the Company may be limited by Section 162(m) of the Code in the amount of deductions it would otherwise be entitled to take (as described in the foregoing summary) with respect to awards under the 1994 Plan. In addition, because the grant of Unrestricted Shares and the payment of Tax Offset Payments will not be conditioned upon the achievement of performance goals, the deduction attributable to the grant of Unrestricted Shares and the payment of Tax Offset Payments may be limited under Section 162(m) of the Code.

       Tax Withholding

       The Committee may require payment, or withhold payments made by the 1994 Plan, in order to satisfy applicable withholding tax requirements.

Approval of Plan

       Approval of the 1994 Plan requires the affirmative vote of a majority of the shares of Common Stock represented at the meeting in person or by proxy.

       The Board of Directors recommends that stockholders vote their shares FOR approval of the 1994 Plan as described herein.


                                                20



                                      PROPOSAL TO APPROVE THE
                              MANAGEMENT INCENTIVE COMPENSATION PLAN

       On March 28, 1994, the Board of Directors of the Company approved and adopted the Toys "R" Us, Inc. Management Incentive Compensation Plan (the "Incentive Plan") which was established and recommended to the Board of Directors by the Compensation Committee. The Incentive Plan was established as part of an initiative to replace the Company's existing management compensation structure (described above under "Report of the Compensation Committee on Executive Compensation") and to provide guidelines under which the Compensation Committee will determine and award future incentive compensation to eligible management employees of the Company and its subsidiaries ("Participants").

       The Incentive Plan was developed as a result of a detailed review during the past year by the Company's senior management and Compensation Committee of all aspects of the Company's compensation structure. Such review was aided by a comprehensive study by The Wyatt Company, an independent management consultant, of the compensation practices of other retailers and companies in
related businesses.   Senior management and the Compensation Committee also
considered the impact of the recent enactment of Section 162(m) of the Code, which limits in certain circumstances the deductibility of compensation in excess of $1 million paid to certain executive officers (see "Reasons for the Proposal" below). Based upon the results of such review, the Compensation Committee recommended the Incentive Plan to the Board of Directors.

       The Compensation Committee anticipates that bonuses payable under this Incentive Plan will generally be lower than those previously awarded to executive officers under the Company's prior existing compensation structure. However, the Incentive Plan was proposed in conjunction with a recommendation by the Compensation Committee to raise base salaries to levels competitive with those of comparable retailers and other companies, which recommendation was also approved and adopted by the Board of Directors.

Description of the Incentive Plan

       The material terms of the Incentive Plan are summarized below. Such summary is qualified in its entirety by reference to the complete text of the Incentive Plan attached as Exhibit B to this Proxy Statement.

       Under the Incentive Plan, the Participants, comprising approximately 46 persons, will be eligible to receive a cash bonus payable after the close of each fiscal year of the Company based upon the attainment and certification of performance goals established by the Compensation Committee.

       As performance goals, the Committee shall adopt, in advance of each fiscal year (or in advance of such other date as may be permitted under Section 162(m) of the Code), a target ("Target") for such fiscal year equal to a desired level of any or a combination of the following financial results of the Company on a consolidated basis: (i) pre-tax earnings, (ii) operating earnings, (iii) after-tax earnings, (iv) return on investment or (v) earned value added (collectively, the "Financial Goals"); provided that, with respect to certain Participants, the Financial Goals may be based upon divisional rather than consolidated results, or a combination of the two. In addition, the Compensation Committee will assign to each Participant a percentage of his or her base salary ("Base Salary Percentage") which will be awarded as a bonus in the event that 100% of the Target is achieved. With respect to each Target, the Compensation Committee shall also specify a separate amount based upon one or more of the Financial Goals (a "Base Amount"), which, if not achieved, shall result in no bonus being awarded.

       At the same time, the Committee shall adopt a mathematical formula or matrix for the fiscal year which indicates the extent to which bonuses shall be paid if the applicable Base Amounts are exceeded. With respect to the Company's current fiscal year, such determinations were made by the Compensation


                                                21


Committee at a meeting held on March 28, 1994, in accordance with transitional rules issued by the Internal Revenue Service.

       Provided that the applicable Base Amount is exceeded (and subject to certain limitations discussed in the next paragraph), each Participant shall be awarded an incentive cash bonus after the close of the fiscal year of a portion of his or her base salary representing his or her Base Salary Percentage as modified in accordance with the Committee's formula or matrix depending upon the extent to which the applicable Base Amount was exceeded.

       Except as the Committee may otherwise provide in its sole discretion, all bonus awards under the Incentive Plan are contingent upon the Participant remaining in the employ of the Company or its subsidiaries. Furthermore, the Incentive Plan provides that the annual bonuses of "covered employees" within the meaning of Section 162(m) of the Code (generally, the Company's Chief Executive Officer and the four other most highly compensated executive officers) ("Covered Employees"), as a group, shall not exceed a maximum amount equal to 0.5% of the Company's consolidated pre-tax earnings, and no individual Covered Employee may receive an annual bonus exceeding 35% of such maximum amount. In addition, the Committee retains discretion under the Incentive Plan to (i) increase or decrease the bonus payable to any Participant who is not a Covered Employee or (ii) decrease the bonus payable to any Covered Employee (or increase such bonus to the extent permitted under Section 162(m) of the Code), in each case, to reflect the individual performance and contribution of, or other factors relating to, such Participant.

       If any Target or other criterion upon which bonuses for any fiscal year is based shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual or unplanned items) which in the Compensation Committee's judgment should or should not be taken into account in the equitable administration of the Incentive Plan, the Compensation Committee may, for any purpose of the Incentive Plan, adjust such Target or criterion for such fiscal year (and subsequent fiscal years, as appropriate) and make credits, payments and reductions accordingly under the Plan; provided, however, that the Compensation Committee shall not have the authority to make any such adjustments with respect to bonuses paid to any Participant who is at such time a Covered Employee.

       The Incentive Plan may be amended by the Compensation Committee provided that no such amendment shall be effective which alters the bonus or bonus criteria applicable to a Covered Employee for the fiscal year in which such amendment is made or any prior fiscal year, except as may be permitted under
Section 162(m) of the Code. The Board of Directors of the Company may terminate the Incentive Plan at any time, provided that bonuses earned but unpaid are paid promptly after such termination.

Reasons for the Proposal

       The Incentive Plan was adopted in order to bring about a true pay for performance approach to the Company's compensation program. The Incentive Plan, in conjunction with the related new base salary structure, is intended to bring the Company's compensation standards in line with those of comparable retailers and other companies in related businesses. In its discretion, the Compensation Committee intends to establish Targets under the Incentive Plan which, if achieved, will result in total cash compensation for the Company's management employees competitive with that of such comparable retailers. In addition, the Committee believes that the Incentive Plan will permit the Company to attract and retain qualified managers and motivate such managers to achieve maximum profitability and stockholder returns.

       The Incentive Plan is proposed to stockholders in response to the recent enactment of Section 162(m) of the Code, which imposes limits on the ability of public companies to deduct compensation in excess of $1 million paid to Covered Employees in certain circumstances. If stockholder approval of the Incentive Plan is


                                                22


obtained, all incentive compensation awarded under the Incentive Plan will qualify for an exemption to Section 162(m) of the Code relating to performance-based compensation and, therefore, will be deductible by the Company for federal income tax purposes.

Estimated Benefits

       The following table shows the amounts which would be payable under the Incentive Plan to the Named Officers (excluding Charles Lazarus, who resigned as Chief Executive Officer as of January 31, 1994, and including Larry D. Bouts, President of Toys "R" Us International Division, who is expected to be a Named Officer in the current fiscal year), all current executive officers as a group and all eligible employees as a group assuming the attainment of 100% of the applicable Targets in the current fiscal year:

                                    ESTIMATED NEW PLAN BENEFITS

                                            Fiscal 1994              Bonus at
Name or Group                               Base Salary              100% of Target
- -------------                               -----------              --------------
Michael Goldstein                           $   800,000              $  480,000

Robert C. Nakasone                              800,000                 480,000

Larry D. Bouts                                  425,000                 191,000

Roger V. Goddu                                  375,000                 169,000

Richard L. Markee                               350,000                 158,000

All current executive
officers as a group (7 persons)               3,190,000               1,654,000

All eligible employees
as a group (46 persons)                      10,253,000               4,350,000

Approval of the Proposal

     Approval of the Incentive Plan requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the meeting and entitled to vote.


      The Board of Directors recommends that stockholders vote their shares FOR approval of the Incentive Plan as described herein.


                                      APPOINTMENT OF AUDITORS

       The Board of Directors of the Company has appointed and designated Ernst & Young, independent auditors, New York, New York, to audit the consolidated financial statements of the Company for the fiscal year ending January 28, 1995.


       Representatives of Ernst & Young are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

       On July 20, 1992, the Audit Committee of the Board of Directors replaced the Company's previous independent auditors, Deloitte & Touche, with Ernst & Young effective with the fiscal year ended January 30, 1993. Ernst & Young had previously been the accounting firm for certain of the Company's foreign subsidiaries. The Company decided, because of the growth of its non-United States operations and revenues and the desire for increased efficiencies, to select a single accounting firm for the Company and all subsidiaries. The reports of Deloitte & Touche on the Company's financial statements for the years ended February 2, 1991 and February 1, 1992 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since January 29, 1990, the


                                                23


Company has not had any disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedures that would require disclosure here.


                                      STOCKHOLDERS' PROPOSALS


       Proposals of stockholders to be presented at the annual meeting to be held in 1995 must be received for inclusion in the Company's proxy statement and form of proxy by December 26, 1994.



                                        By order of the Board of Directors

                                             Andre Weiss
                                             Secretary


April 26, 1994


                                                24


                                                               EXHIBIT A



                                         TOYS "R" US, INC.

                         1994 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN


                                            ARTICLE 1.

                                     ESTABLISHMENT AND PURPOSE

       1.1 Establishment and Effective Date. Toys "R" Us, Inc., a Delaware corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Toys "R" Us, Inc. 1994 Stock Option and Performance Incentive Plan" (the "Plan"). The Plan shall become effective as of November 1, 1993, subject to the approval of the Corporation's stockholders at the 1994 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Management Compensation and Stock Option Committee (the "Committee"), awards may be made as provided herein.

       1.2 Purpose. The purpose of the Plan is to encourage and enable all employees (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.10 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries.


                                            ARTICLE 2.

                                              AWARDS

       2.1 Form of Awards. Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified
Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted as provided in Article 9 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in
Article 11 hereof ("Performance Units"); (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares"); and (viii) tax offset payments ("Tax Offset Payments"), as described in Article 13 hereof.

       2.2 Maximum Shares Available. The maximum aggregate number of shares of Common Stock available for award under the Plan is 15,000,000 subject to adjustment pursuant to Article 14 hereof. In addition, Tax Offset Payments which may be awarded under the Plan will not exceed the number of shares available for issuance under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Option or any Nontandem Stock

Appreciation Rights under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares or units shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

       2.3 Return of Prior Awards. As a condition to any subsequent award, the Committee shall have the right, at its discretion, to require employees to return to the Corporation awards previously granted under the Plan. Subject to the provisions of the Plan, such new award shall be upon such terms and conditions as are specified by the Committee at the time the new award is granted.


                                            ARTICLE 3.

                                          ADMINISTRATION

       3.1 Committee. Awards shall be determined, and the Plan shall be administered, by the Committee as appointed from time to time by the Board, which Committee shall consist of not less than two (2) members of the Board. Except as permitted by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and by Section 162(m) of the Code (or Regulations promulgated thereunder), no member of the Board may serve on the Committee if such member: (i) is or has been granted or awarded stock, stock options, stock appreciation rights or any other equity security or derivative security of the Corporation or any of its affiliates pursuant to the Plan or any other plan of the Corporation or its affiliates either while serving on the Committee or during the one year period prior to being appointed to the Committee; (ii) is an employee or former employee of the Corporation; or (iii) receives remuneration from the Corporation, either directly or indirectly, in any capacity other than as a director.

       3.2 Powers of Committee. Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights and Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the term of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the amount of, and to make, Tax Offset Payments; and (viii) to determine the employees to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

       3.3 Delegation. The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act. The Committee may also employ attorneys, consultants, accountants or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

       3.4 Interpretations. The Committee shall have sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary or advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees who have received awards under the Plan and all other interested persons.

       3.5 Liability; Indemnification. No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Certificate of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.


                                            ARTICLE 4.

                                            ELIGIBILITY

       Awards may be made to all employees of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee); provided, however, that no employee may receive awards of or relating to more than 250,000 shares of Common Stock in the aggregate in any fiscal year of the Corporation. Awards may be made to a director of the Corporation who is not also a member of the Committee, provided that the director is also an employee. In determining the employees to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees, their present and potential contributions to the success of the Corporation and its subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

       As used herein, the term "subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests.
Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.


                                            ARTICLE 5.

                                           STOCK OPTIONS

       5.1 Grant of Options. Options may be granted under the Plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

       5.2 Designation as Non-qualified Stock Option or Incentive Stock Option. In connection with any grant of Options, the Committee shall designate in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

       5.3 Option Price. The purchase price per share under each Incentive Stock Option shall be the Market Price (as hereinafter defined) of the Common Stock on the date the Incentive Stock Option is granted. The purchase price per share under each Non-qualified Stock Option shall be specified by the Committee, but in no event shall it be less than 90% of the Market Price on the date the Non-qualified Stock Option is granted. In no case, however, shall the purchase price per share of either an Incentive Stock Option or Non-qualified Stock Option be less than the par value of the Common Stock ($.10). Notwithstanding the foregoing, to the extent required by the Code, the purchase price per share under each Non-qualified Stock Option granted to an employee who is treated as a "covered employee" (as defined in Section 162(m)(3) of the Code) on the date such Non-Qualified Option is exercised shall not be less than 100% of the Market Price of the Common Stock on the date of grant. In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

       The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; or
(iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

       The Option price so determined shall also be applicable in connection with the exercise of any Tandem Stock Appreciation Rights granted with respect to such Option.

       5.4 Limitation on Amount of Incentive Stock Options. In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any subsidiary) shall not exceed $100,000.

       5.5 Limitation on Time of Grant. No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

       5.6 Exercise and Payment. Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for in full at the time of purchase. Such payment shall be made in cash or, in the discretion of the Committee, through delivery of shares of Common Stock or a combination of cash and Common Stock, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares.

       5.7 Term. The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

       5.8 Rights as a Stockholder. A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

       5.9 General Restrictions. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

       The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

       5.10 Cancellation of Stock Appreciation Rights. Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights shall be cancelled with respect to an equal number of shares of Common Stock.


                                              ARTICLE 6.

                                     STOCK APPRECIATION RIGHTS

       6.1 Grants of Stock Appreciation Rights. Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option.
Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall be not less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with the other provisions of the Plan as the Committee shall determine.

       6.2 Limitations on Exercise. Tandem Stock Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine
(which period may expire prior to the expiration date of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

       6.3 Surrender or Exchange of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

       6.4 Exercise of Nontandem Stock Appreciation Rights. The exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in lieu of any fractional shares.

       6.5 Settlement of Stock Appreciation Rights. As soon as is reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

       6.6 Cash Settlement. The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash in lieu of all or part of the shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.


                                            ARTICLE 7.

                   NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS

       No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section
8.4 hereof.

       Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.
                                            ARTICLE 8.

                      EFFECT OF TERMINATION OF EMPLOYMENT, RELOCATION EVENT,
                          DISABILITY, RETIREMENT, DEATH OR SPECIAL EVENT

       8.1 General Rule. Except as expressly determined by the Committee in its sole discretion, no Option or Stock Appreciation Rights shall be exercisable after 30 days following the recipient's termination of employment with the Corporation or a subsidiary, unless such termination of employment occurs by reason of (i) a Relocation Event (as defined in Section 8.2), (ii) Retirement (as defined in Section 8.3), (iii) death or (iv) a Special Event
(as defined in Section 8.5), provided that, in the case of a Special Event, the Committee shall have modified such Option or Stock Appreciation Rights to remain exercisable as provided in Section 8.5.

       Options and Stock Appreciation Rights shall not be affected by any change of employment so long as the recipient continues to be employed by either the Corporation or a subsidiary. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an employee's termination of employment if the employee was terminated for one (or more) of the following reasons: (i) the employee's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the employee resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, (iv) any breach of the employee's fiduciary duties to the Corporation as an employee or officer, or (v) a violation by the employee of the Toys "R" Us Ethics Agreement or any other serious violation of a Corporation policy. It shall be within the sole discretion of the Committee to determine whether the employee's termination was for one of the foregoing reasons, and the decision of the Committee shall be final and conclusive.

       8.2 Relocation Event. Options and Stock Appreciation Rights granted to an employee shall remain outstanding after termination of such employee's employment with the Corporation or a subsidiary, if such termination solely occurs by reason of a "Relocation Event," which shall be deemed to occur if
(i) husband and wife are both current employees of the Corporation, (ii) the Corporation transfers one spouse to a new location, (iii) the Corporation is unable to offer the other spouse a position that is substantially comparable to his or her current position, and (iv) as a result, the other spouse's employment with the Corporation is terminated and the other spouse, as recipient, holds outstanding Options or Stock Appreciation Rights.

       In case of a Relocation Event, the Options or Stock Appreciation Rights held by a terminated employee shall be exercisable for a period equal to the lesser of (i) the period such Options or Stock Appreciation Rights would be exercisable absent the termination of such employee, and (ii) the period such Options or Stock Appreciation Rights would be exercisable if granted to the spouse continuing in the Corporation's employ on the date originally granted to the terminated spouse.

       8.3 Disability or Retirement. Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability or Retirement of a recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability or Retirement, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability or Retirement (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the Code).

       "Disability" shall mean any termination of employment with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion. "Retirement" shall mean a termination of employment with the Corporation or a subsidiary either (i) on a voluntary basis by a recipient who is at least 60 years of age and has at least 15 years of service with the Corporation or a subsidiary or (ii) otherwise with the written consent of the Committee in its sole discretion. The decision of the Committee shall be final and conclusive.

       8.4 Death. In the event of the death of a recipient of Options or Stock Appreciation Rights while an employee of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such employee at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee, by the employee's personal representatives, heirs or legatees at any time within three (3) years from the date of death (subject to the limitation in Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

       In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment due to Retirement, Disability or a Special Event (as defined in Section 8.5 hereof), if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient on the date of termination of employment, whether or not otherwise exercisable on such date, shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment.

       8.5 Special Event. In the case of a Special Event, the Committee in its sole discretion may elect to modify all or any lesser number of any Options or Stock Appreciation Rights held by an employee terminated as a result of a Special Event which are or are not exercisable on the date of termination, to provide that any of such Options or Stock Appreciation Rights may continue to be exercisable for the term and in the manner specified therein or for such other term and subject to such other provisions and conditions (including, without limitation, acceleration of the time or times at which any such Options or Stock Appreciation Rights may be exercised) as the Committee shall specify. The Committee shall have the sole discretion to determine the employees to whom and in the manner in which any such modification shall be made. If the Committee does not elect to modify an Option or Stock Appreciation Rights, then only Options and Stock Appreciation Rights currently exercisable at the date of termination shall be exercisable as provided in the first sentence of Section 8.1 hereof.

       A "Special Event" shall mean (i) the sale or other disposition of a subsidiary or division of the Corporation; (ii) the closing or discontinuation of a specific operation of the Corporation or any subsidiary; (iii) the elimination of job categories; or (iv) a limited program of terminations in connection with a personnel reorganization or restructuring of the Corporation or any subsidiary of the Corporation scheduled to be completed on a date certain, provided, however, that only those employees who meet the terms and conditions as established by the Board or the Committee in its discretion shall be eligible to receive accelerated vesting of Options and Stock Appreciation Rights.

      8.6 Leave of Absence. In the case of an employee on an approved leave of absence, the Options and Stock Appreciation Rights of such employee shall not be affected unless such leave is longer than 13 weeks. The date of exercisability of any Options or Stock Appreciation Rights of an employee which are unexercisable at the beginning of an approved leave of absence lasting longer than 13 weeks shall be postponed for a period equal to the length of such leave of absence. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive in writing any such postponement of the date of exercisability of any Options or Stock Appreciation Rights due to a leave of absence.


                                            ARTICLE 9.

                                         RESTRICTED SHARES

       9.1 Grant of Restricted Shares. The Committee may from time to time cause the Corporation to grant Restricted Shares under the Plan to employees, subject to such restrictions, conditions and other terms as the Committee may determine.

       9.2 Restrictions. At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such Restricted Shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

       9.3 Restricted Stock Certificates. The Corporation shall issue, in the name of each employee to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to the employee, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

       9.4 Rights of Holders of Restricted Shares. Holders of Restricted Shares shall not have the right to vote such shares or the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

       9.5 Forfeiture. Any Restricted Shares granted to an employee pursuant to the Plan shall be forfeited if the employee terminates employment with the Corporation or its subsidiaries prior to the expiration or termination of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled upon forfeiture. If the employee's employment terminates as a result of his or her Disability, Retirement or death, or a Relocation Event or Special Event, Restricted Shares of such employee shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

       9.6 Delivery of Restricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the employee or the employee's beneficiary or estate, as the case may be.


                                              ARTICLE 10.

                                        PERFORMANCE SHARES

       10.1 Award of Performance Shares. For each Performance Period (as defined in Section 10.2), Performance Shares may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance Shares granted to an employee shall be credited to an account (a "Performance Share Account") established and maintained for such employee.

       10.2 Performance Period. "Performance Period" shall mean such period of time as shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different employees receiving Performance Shares. Performance Periods may run consecutively or concurrently.

       10.3 Right to Payment of Performance Shares. With respect to each award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the employee to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance

Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the employee. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an employee shall become partially or fully vested upon the employee's Disability, Retirement or death, or upon a Relocation Event or Special Event, or upon the termination of the employee's employment prior to the end of the Performance Period.

       10.4 Payment for Performance Shares. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the employee pursuant to Section 10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

       10.5 Voting and Dividend Rights. Except as provided in Article 14 hereof, no employee shall be entitled to any voting rights, to receive any cash dividends, or to have his or her Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit an employee's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.


                                            ARTICLE 11.

                                         PERFORMANCE UNITS

       11.1 Award of Performance Units. For each Performance Period (as defined in Section 10.2), Performance Units may be granted under the Plan to such employees of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee shall be credited to an account (a "Performance Unit Account") established and maintained for such employee.

       11.2 Right to Payment of Performance Units. With respect to each award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the employee to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an employee for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the

Committee may, in its sole discretion, grant additional, fully vested Performance Units to the employee. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to an employee shall become partially or fully vested upon the employee's termination of employment due to Disability, Retirement, death or otherwise, or upon a Relocation Event or Special Event.

       11.3 Payment for Performance Units. As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the employee pursuant to Section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of grant, the Corporation shall pay to the employee an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.


                                            ARTICLE 12.

                                        UNRESTRICTED SHARES

       12.1 Award of Unrestricted Shares. The Committee may cause the Corporation to grant Unrestricted Shares to employees at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

       12.2 Delivery of Unrestricted Shares. The Corporation shall issue, in the name of each employee to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the employee, and shall deliver such certificates to the employee as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.


                                            ARTICLE 13.

                                        TAX OFFSET PAYMENTS

       The Committee shall have the authority at the time of any award under the Plan or anytime thereafter to make Tax Offset Payments to assist employees in paying income taxes incurred as a result of their participation in the Plan. The Tax Offset Payments shall be determined by multiplying a percentage established by the Committee times all or a portion (as the Committee shall determine) of the taxable income recognized by an employee upon (i) the exercise of Non-qualified Stock Options or Stock Appreciation Rights, (ii) the disposition of shares received upon exercise of Incentive Stock Options,
(iii) the lapse of restrictions on Restricted Shares, (iv) the award of Unrestricted Shares, or (v) payments for Performance Shares or Performance Units. The percentage shall be established, from time to time, by the Committee at that rate which the Committee, in its sole discretion, determines to be appropriate and in the best interests of the Corporation to assist employees in paying income taxes incurred as a result of the events described in the preceding sentence. Tax Offset Payments shall be subject to the restrictions on transferability applicable to Options and Stock Appreciation Rights under Article 7.

                                            ARTICLE 14.

                             ADJUSTMENT UPON CHANGES IN CAPITALIZATION

       Notwithstanding any other provision of the Plan, the Committee may: (i) at any time, make or provide for such adjustments to the Plan or to the number and class of shares available thereunder or (ii) at the time of grant of any Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, provide for such adjustments to such Options, Stock Appreciation Rights, Restricted Shares or Performance Shares, in each case, as the Committee shall deem appropriate to prevent dilution or enlargement of rights, including, without limitation, adjustments in the event of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, spin-offs, reorganizations, liquidations and the like.


                                            ARTICLE 15.

                                     AMENDMENT AND TERMINATION

       The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modification that may result from adjustments authorized by
Article 14 hereof shall not require such stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification or amendment of the Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.


                                            ARTICLE 16.

                                         WRITTEN AGREEMENT

       Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.


                                            ARTICLE 17.

                                     MISCELLANEOUS PROVISIONS

       17.1 Tax Withholding. The Corporation shall have the right to require employees or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding tax requirements, or to deduct from all payments under the Plan, including Tax Offset Payments, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to an employee in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Committee may, in its sole discretion, permit an employee to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the employee or (ii) having the Corporation withhold from shares otherwise deliverable to the employee. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

       17.2 Compliance With Section 16(b). In the case of employees who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees who are or may be subject to Section 16 of the Act.

       17.3 Successors. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 15 hereof, cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

       17.4 General Creditor Status. Employees shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any employee or beneficiary or legal representative of such employee. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

       17.5 No Right to Employment. Nothing in the Plan or in any written agreement entered into pursuant to Article 16 hereof, nor the grant of any award, shall confer upon any employee any right to continue in the employ of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment at any time.

       17.6 Other Plans. Effective upon the adoption of the Plan by the stockholders, no further awards shall be made under The Toys "R" Us, Inc. Stock Option Plan, originally adopted on April 7, 1978 and last amended and restated as of April 22, 1993 (the "Prior Plan"). Thereafter, all awards made under the Prior Plan prior to adoption of the Plan by the stockholders shall continue in accordance with the terms of the Prior Plan.

       17.7 Notices. Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the employee or sent by regular mail addressed (a) to the employee at the employee's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee at the principal office of the Corporation clearly marked "Attention: Stock Option Committee."

       17.8 Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

       17.9 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York.

                                                                 EXHIBIT B


                                         TOYS "R" US, INC.
                              MANAGEMENT INCENTIVE COMPENSATION PLAN


1. DEFINITIONS

       "Award" shall mean the amount payable to a Participant as determined by the Committee in accordance with this Plan as an annual incentive bonus for any Fiscal Year.

       "Base Amount" shall have the meaning ascribed thereto in Section 4(b) hereof.

       "Base Salary Percentage" shall have the meaning ascribed thereto in
Section 4(c) hereof.

       "Board of Directors" shall mean the Board of Directors of the Company.

       "Code" shall mean the Internal Revenue Code of 1986, as amended, and references to particular provisions of the Code shall include any amendments thereto or successor provisions and any final, temporary or proposed rules and regulations promulgated thereunder.

       "Committee" shall mean the Management Compensation and Stock Option Committee of the Board of Directors or any other duly established committee or subcommittee of the Board of Directors in each case satisfying the requirements of Section 162(m)(4)(C) of the Code that the Board of Directors hereinafter determines shall act as the Committee for purposes of the Plan.

       "Company" shall mean Toys "R" Us, Inc., a Delaware corporation.

       "Covered Employee" shall mean any Participant who is deemed to be a "covered employee" within the meaning of Section 162(m) of the Code.

       "Financial Goals" shall have the meaning ascribed thereto in Section 4(a) hereof.

       "Fiscal Year" shall mean the fiscal year of the Company ending on the Saturday closest to January 31 or such other period which the Company may hereafter adopt as its fiscal year.

       "Participant" shall mean each management employee of the Company or its subsidiaries or divisions who has been designated for participation in the Plan by the Committee in accordance with Section 4 hereof.

       "Plan" shall mean this Toys "R" Us, Inc. Management Incentive Compensation Plan, as it may be amended from time to time.

       "Pool Amount," for any Fiscal Year, shall mean 0.5% of the consolidated pre-tax earnings of the Company, determined in accordance with generally accepted accounting principles consistently applied.

       "Target" shall have the meaning ascribed thereto in Section 4(a) hereof.

2. PURPOSE

       The purpose of the Plan is to permit the Company, through awards of annual incentive compensation, to attract and retain qualified management employees and to motivate such management employees to achieve maximum profitability and stockholder returns.

3. ADMINISTRATION

       The Plan shall be administered by the Committee, which shall have full authority to interpret the Plan, to establish rules and regulations relating to the operation of the Plan, to determine the amount of any Awards (subject to the terms and conditions hereof) and to make all other determinations and take all other actions necessary or appropriate for the proper administration of the Plan. The Committee's interpretation of the Plan, and all actions taken within the scope of its authority, shall be final and binding on the Company, any Participants, former Participants or their designated beneficiaries, and other employees of the Company and its subsidiaries. No member of the Committee shall be eligible to participate in the Plan.

4. DETERMINATION OF TARGET, BASE AMOUNT AND
       BASE SALARY PERCENTAGE

       Prior to the beginning of each Fiscal Year (or with respect to the Fiscal Year ending January 28, 1995, prior to April 1, 1994), or prior to any later date to the extent the determinations set forth in this Section 4 may be made prior to a later date without causing any Award to fail to qualify as performance-based compensation under Section 162(m) of the Code (the "Determination Date"), the Committee shall select the Participants for the Fiscal Year and adopt in writing, with respect to each Participant, each of the following:

       (a) a Target which shall be equal to a desired level for such Fiscal Year of any or a combination of the following: (i) pre-tax earnings, (ii) operating earnings, (iii) after-tax earnings, (iv) return on investment or (v) earned value added (collectively, the "Financial Goals"), in each case determined in accordance with generally accepted accounting principles (subject to modifications approved by the Committee) consistently applied for the Company on a consolidated basis; provided, however, that, with respect to Participants who are employees of any of the Company's divisions, the Financial Goals may be based on divisional rather than consolidated results, or a combination of the two;

       (b) a Base Amount, with respect to each Target, based upon one or more Financial Goals, representing a minimum amount which, if not exceeded, would result in no Award being made to the Participant; and

       (c) a Base Salary Percentage, representing the percentage of the Participant's base salary which shall be payable as an Award in the event that 100% of the Participant's Target is achieved.

        The Committee shall also determine on each Determination Date for each Participant a mathematical formula or matrix which shall indicate the extent to which Awards will be made if the Base Amount is exceeded, including if the Target is attained or exceeded, and the Committee may also determine on any Determination Date alternative formulas or matrices to account for potential or anticipated significant transactions or events during such Fiscal Year.

5. CALCULATION OF AWARDS; CERTIFICATION

       As soon as practicable after the close of each Fiscal Year in which any Participant is participating in the Plan, the Committee shall determine with respect to each Participant whether and the extent to which the applicable Base Amount is exceeded, including the extent to which, if any, the Target was attained or exceeded. Each Participant's Award, if any, for such Fiscal Year shall be determined in accordance with the mathematical formula or matrix determined pursuant to Section 4, and subject to the limitations set forth in
Section 6 hereof. The Committee shall certify in writing to the Board of Directors the amounts of such Awards and whether each material term of the Plan relating to such Awards has been satisfied.

6. LIMITATIONS WITH RESPECT TO AWARDS

       Each Award determined pursuant to Section 5 hereof shall be subject to modification or forfeiture in accordance with the following provisions:

       (a) No Participant shall have any right to receive payment of any Award unless the Participant remains in the employ of the Company or its subsidiaries through the date of certification of such Award; provided, however, that the Committee may, in its sole discretion, pay all or part of an Award to any

            Participant whose employment with the Company or its subsidiaries is terminated prior to such date of certification for any reason. The determination of the Committee shall be final and conclusive.

       (b) In no event shall Covered Employees, as a group, receive awards in excess of 100% of the Pool Amount for any Fiscal Year and in no event shall any Covered Employee receive an Award in excess of 35% of the Pool Amount for any Fiscal Year. Each Covered Employee's Award shall be reduced pro rata in the event that the foregoing 100% limitation is exceeded.

       (c) The Committee may, in its sole discretion, (i) increase or decrease the Award payable to any Participant who is not a Covered Employee and who would not become a Covered Employee as a result of such increase or (ii) decrease the Award payable to any Covered Employee (or increase such Award to the extent permitted under Section 162(m) of the Code), in each case, to reflect the individual performance and contribution of, and other factors relating to, such Participant. The determination of the Committee shall be final and conclusive.

7. PAYMENT OF AWARDS

       Subject to the limitations of Section 6 hereof, each Participant shall receive, as soon as practicable after the amount of such Participant's Award for a Fiscal Year has been determined and certified in accordance with Section 5 hereof, the amount of such Award in cash.

8. DESIGNATION OF BENEFICIARY

       A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to the payment of any Award earned hereunder, shall receive such payment when due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may at any time change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Company. If the Participant does not designate a beneficiary or the designated beneficiary dies prior to the payment of any Award, any amounts remaining to be paid shall be paid to the Participant's estate.

9. ADJUSTMENTS

       If any Target or other criterion upon which Awards for any Fiscal Year is based shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual or unplanned items) which in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Target or criterion for such Fiscal Year (and subsequent Fiscal Years, as appropriate) and make credits, payments and reductions accordingly under the Plan; provided, however, that the Committee shall not have the authority to make any such adjustments with respect to Awards paid to any Participant who is at such time a Covered Employee.

10.    AMENDMENTS

       The Committee may at any time amend this Plan, provided that no such amendment shall be effective which alters the Award, Target or other criteria relating to an Award applicable to a Covered Employee for the Fiscal Year in which such amendment is made or any prior Fiscal Year, except any such amendment which may be made without the loss of any tax deduction to the Company under Section 162(m) of the Code.

11.    TERMINATION

       The Board of Directors may terminate this Plan at any time; provided, however, that any Award determined and certified pursuant to Section 5 hereof but not yet paid as of the date of such termination shall be paid as soon as practicable, but in no event later than 30 days after the date of such termination.

12.    MISCELLANEOUS PROVISIONS

       (a) This Plan is not a contract between the Company and any Participant or other employee. No Participant or other employee shall have any claim or right to be paid an Award under this Plan until the amount of such Award shall have been determined and certified in accordance with Section 5 hereof. Neither the establishment of this Plan, nor any action taken hereunder, shall be construed as giving any Participant or other employee any right to remain in the employ of the Company or its subsidiaries for any period. Nothing contained in this Plan shall limit the ability of the Company to make payments or awards to employees under any other plan, agreement or arrangement.

       (b) A Participant's right and interest in any Award under the Plan may not be assigned or transferred, except as provided in Section 8 hereof, and any attempted assignment or transfer shall be null and void and shall permit the Committee, in its sole discretion, to extinguish the Company's obligation under the Plan to pay any Award with respect to such Participant.

       (c) The Plan shall be unfunded. The Company shall not be required to establish any special segregation of assets to assure payment of Awards.

       (d) The Company shall have the right to deduct at the time of payment of any Award any amounts required by law to be withheld for the payment of taxes or otherwise.

       (e) If the Company for any reason fails to make payment of an Award at the time such Award becomes payable, the Company shall not be liable for any interest or other charges thereon.

       (f) Except where federal law is applicable, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New York.

       (g) If any provision of this Plan is found to be illegal or invalid or would cause any Award not to constitute performance-based compensation under Section 162(m)(4)(C) of the Code, the Committee shall have discretion to sever that provision from this Plan and, thereupon, such provision shall not be deemed to be a part of this Plan.

       (h) No member of the Board of Directors or the Committee, and no officer, employee or agent of the Company or its subsidiaries shall be liable for any act or action hereunder, whether of commission or omission, taken by any other member, or by any officer, agent, or employee, or, except in circumstances involving bad faith, for anything done or omitted to be done in the administration of the Plan.

13.    EFFECTIVE DATE

       The Plan shall be effective beginning with the Fiscal Year ending January 28, 1995.

[FRONT SIDE OF PROXY CARD]

                                         TOYS "R" US, INC.
                             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                FOR ANNUAL MEETING OF STOCKHOLDERS
                                           JUNE 8, 1994


   The undersigned hereby appoints MICHAEL GOLDSTEIN and ROBERT C. NAKASONE, jointly and severally, proxies, with power of substitution, to vote at the Annual Meeting of Stockholders of TOYS "R" US, INC. to be held June 8, 1994 (including adjournments), with all the powers the undersigned would possess if personally present, as specified on the reverse side with respect to the election of directors (including discretionary authority to accumulate votes) and the other matters to be considered, and in accordance with their discretion on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

Election of Directors.  Nominees:

Robert A. Bernhard, Michael Goldstein, Milton S. Gould, Shirley Strum Kenny, Charles Lazarus, Reuben Mark, Howard W. Moore, Robert C. Nakasone, Norman M. Schneider and Harold M. Wit.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. In either event please sign and return this card.


                                                                 SEE REVERSE
                                                                     SIDE

[REVERSE SIDE OF PROXY CARD]

[X] Please mark your
    votes as in this
    example.


1. Election of Directors                     FOR     WITHHELD
   (see reverse).                            [ ]      [ ]

   For, except vote withheld from the following nominee(s):

   ________________________________________________________


2. Proposal to Amend the Company's           FOR     AGAINST    ABSTAIN
   Restated Certificate of                   [ ]       [ ]        [ ]
   Incorporation to Authorize
   Additional Shares of Common
   Stock.

3. Proposal to Approve the                   FOR     AGAINST    ABSTAIN
   Company's 1994 Stock Option               [ ]       [ ]        [ ]
   and Performance Incentive Plan.

4. Proposal to Approve the Company's         FOR     AGAINST    ABSTAIN
   Management Incentive Compensation         [ ]       [ ]        [ ]
   Plan.

5. In their discretion upon such other business as may properly be brought before the meeting.

   If this proxy is properly executed and returned, the shares represented hereby will be voted, if not otherwise specified (or unless discretionary authority to accumulate votes is exercised), this proxy will be voted for the named persons nominated as directors and for proposals (2) and (3).

   Please date and sign below exactly as name appears on this proxy. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.

   Date _______________________________

   ____________________________________
   Signatures

   ____________________________________
   Signatures